                                                                   EXHIBIT 10.11








                         ARISTECH CHEMICAL CORPORATION

                         1996 SUPPLEMENTAL PENSION PLAN

                          EFFECTIVE FEBRUARY 22, 1996

                         ARISTECH CHEMICAL CORPORATION

                         1996 SUPPLEMENTAL PENSION PLAN

                          Effective February 22, 1996

Article I  -  Background, Purpose and Effective Date

         The Aristech Chemical Corporation Supplemental Pension Plan was amended and restated in its entirety effective March 8, 1990 and was again amended and restated effective February 22, 1994 (as so amended and restated, the "Original Plan"). This Aristech Chemical Corporation 1996 Supplemental Pension Plan (the "Plan") amends and restates the Original Plan effective February 22, 1996 to modify the benefit accrual provisions and make other appropriate changes.

         The purposes of the Plan are to promote the growth and profitability of Aristech Chemical Corporation, to attract and retain key executives of outstanding competence and to provide key executives with supplemental pension benefits under the terms and conditions hereof. This Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as described in Section 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

         The provisions of this Plan shall be effective February 22, 1996 and shall apply only to persons who are in the active service of the Company on or after such date.

Article II  -  Definitions

         As used herein, the following terms shall have the meaning set forth:

         2.01 "Accrued Benefit" shall mean, as of a determination date, the monthly benefit earned under Section 5.01 as reduced, if applicable, pursuant to Section 5.02.

         2.02 "Actuarial Equivalent" shall have the meaning given to that term under the Salaried Pension Plan.

         2.03 "Administrator" shall mean a committee comprised of the Chairman and Chief Executive Officer, the Senior Vice Chairman and Chief Financial Officer, and the President and Chief Operating Officer of the Company.

         2.04 "Average Monthly Earnings" shall mean, for any Member, the average monthly earnings of the Member during the sixty (60) consecutive months out of the last 120 months prior to Retirement during which such earnings were the highest. For this purpose a Member's "earnings" shall include Base Salary and Incentive Bonus.

         2.05 "Base Salary" shall mean the total annual base salary payable to a Member at the salary rate in effect on the date specified, but without reduction for any salary reduction contributions (i) to cash or deferred arrangements under Section 401(k) of the Code, (ii) to a cafeteria plan under Section 125 of the Code, or (iii) to a non-qualified deferred compensation plan. Base salary shall not take into account any Incentive Bonuses, other incentive pay, reimbursed expenses, credits or benefits under any plan of deferred compensation to which the Company contributes, or any additional cash compensation or compensation payable in a form other than cash.

         2.06 "Beneficiary" shall mean the person, persons, trust, trusts or other entity designated by a Member in writing to receive benefits payable under this Plan in respect of such Member. In the absence of such designation, a Member's Beneficiary shall be his spouse, and if none, his estate.

         2.07 "Benefit Calculation Service" shall have the meaning given to that term in the Salaried Pension Plan.

         2.08         "Board" shall mean the Board of Directors of the Company.

         2.09 "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

         2.10         "Change in Control" shall mean

                      (a) any transaction that results in Mitsubishi Corporation and its subsidiaries (which shall include any corporation in an unbroken chain of corporations beginning with Mitsubishi Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50 percent) of the total combined voting power of all classes of stock in one of the other corporations in the chain) (collectively, the "MC Group") no longer being the beneficial owner (as defined in

                                    Rules 13d-3 and 13d-5 under the Securities
                                    Exchange Act of 1934, as amended, which
                                    shall in any event include having the power to vote (or cause to be voted at the direction of any member of the MC Group) pursuant to contract, irrevocable proxy or otherwise) of stock possessing at least fifty percent (50 percent) of the combined voting power of the issued and outstanding shares of all classes of the Company's stock entitled to vote generally in the election of directors ("Voting Stock"), whether as a result of the issuance of securities of the Company, any direct or indirect transfer of securities of the Company or otherwise; or

                      (b) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, the MC Group beneficially owns, directly or indirectly, stock possessing at least fifty percent (50 percent) of the total combined voting power of the issued and outstanding shares of all classes of Voting Stock of the corporation resulting from such reorganization, merger or consolidation; or

                      (c) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

                      (d) the sale or other disposition of 60 percent or more by value of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, the MC Group beneficially owns, directly or indirectly, stock possessing at least fifty percent (50 percent) of the total combined voting power of the issued and outstanding shares of all classes of Voting Stock.

         2.11 "Company" shall mean Aristech Chemical Corporation and its successors and assigns.

         2.12 "Early Retirement Date" shall mean the first day of the month coincident with or immediately following the date a Member terminates employment (for reasons other than death) after attaining age 55 and being credited with at least 10 years of Vesting Service but prior to his Normal Retirement Date.

         2.13 "Financial Hardship" shall mean an unexpected need for cash arising from an illness, disability, casualty loss, sudden financial reversal, or other such unforeseeable occurrence as determined by the Administrator. Cash needs arising from foreseeable events such as the purchase of a residence or education expenses for children shall not, alone, be considered a Financial Hardship.

         2.14 "Incentive Bonus" shall mean amounts paid in cash to a Member by the Company in the form of annual variable compensation or bonuses, but without reduction for any deferrals under (i) cash or deferred arrangements under
                      Section 401(k) of the Code, (ii) a cafeteria plan under
                      Section 125 of the Code or (iii) a non-qualified deferred compensation plan.

         2.15 "Member" shall mean an employee of the Company who is eligible to participate in the Plan as set forth in
                      Article III.

         2.16 "Normal Retirement Date" shall mean the first day of the month coincident with or immediately following the date a Member terminates employment after attaining age 65.

         2.17 "Plan" shall mean this Aristech Chemical Corporation 1996 Supplemental Pension Plan, as the same may be amended from time to time.

         2.18 "Primary Insurance Amount" shall mean the monthly amount of old age insurance benefits under Section 202 of the Social Security Act payable to a Member at a single age that is not earlier than age 62 and not later than age
                      65. A Member's Primary Insurance Amount shall be determined under the Social Security Act as in effect at the time the Member's offset is determined, based on the Member's then-current compensation and other relevant factors.

         2.19 "Retirement" shall mean a Member's retirement at his Early Retirement Date or Normal Retirement Date, as applicable.

         2.20 "Salaried Pension Plan" shall mean the Aristech Salaried Pension Plan, as the same may be amended from time to time.

         2.21 "Vesting Service" shall have the meaning given to that term under the Salaried Pension Plan.

Article III  -  Designation of Members

         3.01 Board Action. Members of the Corporate Management Committee of the Company shall automatically be Members under the Plan. From time to time, the Board may designate additional key employees of the Company as Members eligible to participate in the Plan. Such determination shall take the form of a resolution adopted by the Board identifying such employees by name or by title of position. In making such determination, the Board shall give consideration to the function and responsibilities of the employee, his or her past performance, his or her contributions to the profitability and sound growth of the Company and such other factors as the Board may deem appropriate. Such determination need not be uniform and may be made selectively by the Board among the employees of the Company.

         3.02 Conditions to Benefit Payments. Notwithstanding any provision of this Plan to the contrary, no benefits shall be paid in respect of a Member, either directly to the Member or to his or her Beneficiary, who is terminated for Cause. As used herein, the term "Cause" shall be limited to (a) action by the employee involving willful and wanton malfeasance involving specifically a wholly wrongful and unlawful act; (b) the employee being convicted of a felony; or (c) a material violation by the employee of any rule, regulation or policy of the Company generally applicable to all employees. Nothing contained in this Section 3.02 shall prevent the payment of benefits in respect of a Member whose employment is involuntarily terminated for reasons other than Cause after such Member's benefits have vested.


Article IV  -  Administration

         The Plan shall be administered by the Administrator in a manner not inconsistent with the provisions of the Plan and in so doing the Administrator shall have the authority, from time to time, to:

                      (a) determine whether a Member has experienced an event giving rise to the payment of benefits hereunder;

                      (b) determine whether a Member or a Member's Beneficiary is entitled to receive benefits under the Plan;

                      (c) determine the amount of any benefit payable hereunder;

                      (d) interpret the Plan and make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan, except in respect to the designation of Members under Section 3.01 or modification, amendment, or termination of the Plan under Article VII, which actions are reserved to the Board;

                      (e) appoint or employ agents and to delegate thereto such responsibilities and duties necessary or appropriate to the effective administration of the Plan; and

                      (f) direct the payment of any benefits payable hereunder from the general assets of the Company.

         All good faith actions, determinations and decisions of the Administrator shall be final, conclusive and binding upon the Company, Members and their Beneficiaries. The Administrator shall not be liable for any action taken or decision made in good faith relating to the Plan.

Article V  -  Benefits

         5.01 Amount of Benefits. A Member's Accrued Benefit shall be equal to the greater of (i) the monthly benefit earned by the Member under the Plan immediately prior to its amendment and restatement effective February 22, 1996 based on service, compensation and other factors then prevailing or (ii) an amount of monthly retirement income payable at the Member's Normal Retirement Date in the form of a single life annuity equal to the Member's Average Monthly Earnings multiplied by the applicable percentage determined in accordance with Appendix A hereto based upon the Member's years of Benefit Calculation Service but reduced by the offsets described in Section 5.02. If a Member has a fractional year of Benefit Calculation Service, such fraction shall be counted for purposes of determining the "Standard Accrual Rate" but not the "Retroactive Cliff Bonus

                      Accrual." For example, if a Member has 9.5 years of Benefit Calculation Service, his "Cumulative Accrual" would be 14.25 percent (13.5 percent + [.5 x 1.5 percent]).

         5.02 Offsets. A Member's Accrued Benefit shall be reduced and offset by the following amounts:

                           (a) the monthly amount of retirement income payable to the Member under the Salaried Pension Plan and any other defined benefit pension plan maintained by the Company or any of its affiliates or by USX or any of its affiliates; and

                           (b)      50 percent of the Member's Primary
                                    Insurance Amount.

         5.03 Commencement of Benefits. The benefits payable under this Plan shall commence to be paid at the same time as benefits are to be paid to the Member or his or her Beneficiary under the Salaried Pension Plan. If a Member's benefits commence before attainment of age 62, the Member shall be entitled to an amount equal to his Accrued Benefit otherwise determined above reduced by one-half of one percent (1/2 percent) for each month by which his date of benefit commencement precedes the first day of the month coincident with or immediately following the date that the Member will attain age 62.

         5.04         Vesting of Accrued Benefit.

         (a) A Member shall acquire a fully vested interest in his Accrued Benefit upon his death or attainment of age 65 while in the employ of the Company.

         (b) Whenever the employment of a Member terminates before Retirement and for reasons other than death, he shall be entitled to a nonforfeitable (vested) percentage of his Accrued Benefit, in accordance with the following table, based on his full years of Vesting Service as of the date of termination of employment:

                      Full Years of               Vested Percentage
                      Vesting Service             of Accrued Benefit
                      ---------------             ------------------
                      Less than 5 years                0 percent
                      5 years or more                100 percent

         Notwithstanding the foregoing, upon and following a Change of Control, a Participant shall be 100 percent vested in his Accrued Benefit.

         5.05 Distribution of Benefits. Each Member may elect to receive monthly retirement income in one of the alternative forms listed in Section 5.06. The timing of such elections shall be in accordance with Section 5.07. Each of the alternative forms shall be the Actuarial Equivalent of the monthly retirement income payable in the single life annuity form. In the absence of an election as to the form of benefit payment, in the case of a Member who is not married on his annuity starting date, the Member's Accrued Benefit shall be payable in the single life annuity form. In the absence of an election as to the form of benefit payment, in the case of a Member who is married on his annuity starting date, his Accrued Benefit shall be paid in the form described in Section 5.06(b).

         5.06         Form of Payment. Subject to the limitations of subsection
                      (e) below, the alternative forms of payment available under the Plan for all types of retirement benefits are as follows:

         (a) Single Life Annuity Form. A monthly income continuing for the life of the Member.

         (b) Qualified Joint and Survivor Annuity. A monthly income payable for the lifetime of the Member and continuing thereafter in an amount fifty percent (50 percent) as large to the Member's spouse for the lifetime of said spouse.

         (c) Contingent Annuitant Option. A monthly income payable for the lifetime of the Member and continuing thereafter in an amount fifty percent (50 percent) or one hundred percent (100 percent) as great, as elected by the Member, to a Co-Pensioner designated in writing by the Member for such Co-Pensioner's life. Should the Co-Pensioner named by the Member die prior to the Member's annuity starting date, this election shall be void and a single life annuity shall be paid as if election of this optional form had never been made. Should the Co-Pensioner die after payment of the Member's Accrued Benefit has commenced, no alternative Co-Pensioner can be named.

         (d) Lump Sum Option - A Member may elect, in lieu of the forms of payment set forth in subsections (a), (b) and
                      (c) above, to receive a lump sum distribution of his vested Accrued Benefit in an amount equal to the Actuarial Equivalent of such vested Accrued Benefit.

         (e) Limitation. Notwithstanding any other provision of this Plan to the contrary, if an annuity form of distribution is payable to the Member under the terms of the Salaried Pension Plan, then the same form of annuity payout shall be applicable to the Member's Accrued Benefit hereunder.

         5.07 Timing of Benefit Elections. Each Member shall make his election as to the form of benefit distribution before the later of (i) the Member's 55th birthday and (ii) 30 days after the effective date of such Member's initial eligibility under the Plan. Such election shall be irrevocable except as provided in Section 5.10 and as follows:

         (a) If the change is made at least 13 months prior to the date of termination of employment, the Member may change his election from any optional benefit form to any other optional benefit form.

         (b) If the change is not made at least 13 months prior to the date of termination of employment, the Member may change his election from a lump sum to an annuity or from an annuity to a lump sum (but not from one annuity form to another), but in such event the Member shall forfeit ten percent (10 percent) of his Accrued Benefit, determined as of the date the new election is effective.

         5.08 Hardship Withdrawal. Following Retirement, a Member may, in the event of a Financial Hardship, request a withdrawal of all or a portion of his Accrued Benefit. The request shall be made in a time and manner determined by the Administrative Committee, shall not be for a greater amount than the amount required to meet the Financial Hardship, and shall be subject to approval by the Administrative Committee.

         5.09 Change in Control. If within two years after the occurrence of a Change in Control either (i) the Plan is terminated or (ii) a Member's employment with the Company is terminated by the Company without Cause, an additional three years will be added to the Member's Benefit Calculation Service for purposes of calculating the Member's Accrued Benefit, except for purposes of determining the Member's eligibility for the 10 percent "Retroactive Cliff Bonus Accrual" at 10 years of Benefit Accrual Service and the 12.5 percent "Retroactive Cliff Bonus Accrual" at 15 years of Benefit Accrual Service (as described in Appendix A), and the Member's Accrued Benefit so calculated shall be paid to the Member in a lump sum distribution within 30 days of the date of termination.

         5.10 Change in Distribution Form. Following the occurrence of a Change in Control, a Member or Beneficiary who is receiving an annuity benefit shall be entitled to elect to convert such annuity into an immediate lump sum distribution of the Actuarial Equivalent of his Accrued Benefit, as adjusted for any benefit payments made prior to the date of such conversion; provided that, as a condition of such conversion, the Member or Beneficiary, as the case may be, shall forfeit an amount equal to six percent (6 percent) of such lump sum benefit. If a Change in Control has not occurred, a Member or Beneficiary shall be entitled to elect such a conversion from an annuity to a lump sum, but the forfeited amount shall equal ten percent (10 percent) of the lump sum benefit.


Article VI  -  Survivor Benefits

         6.01 Pre-Retirement Survivor Benefit for Vested Member. In the case of any Member who dies prior to his annuity starting date when he is vested in his Accrued Benefit, the Member's Beneficiary shall be entitled to a survivor benefit, payable as follows:

         (a) If such Member was eligible to immediately commence receipt of his Accrued Benefit as of the date of his death, such survivor benefit shall be a monthly income payable for the life of the Beneficiary, commencing on the first day of the month immediately following the Member's date of death equal to the benefit that would have been payable to the Beneficiary had the Participant retired on the day before death, and elected immediate commencement of benefits in a joint and 50 percent survivor annuity form under Section 5.06(c). The last monthly payment shall be made for the month in which the death of such Beneficiary occurs.

         (b) If such Member was not eligible to immediately commence receipt of his Accrued Benefit hereunder as of the date of his death, such survivor benefit shall be a monthly income payable for the life of the Beneficiary, beginning with the first day of the month in which the Member could have elected immediate benefits had he survived ("earliest commencement date"), equal to the benefit that would have been payable to the Beneficiary had the Member terminated employment on his date of death (except where termination of employment occurred prior to his death, the Member's date of termination of employment shall be used) and then survived and retired on the earliest commencement date and elected immediate commencement of benefits in a joint 50 percent and survivor annuity form under Section 5.05(c). The last monthly payment shall be made for the month in which the death of such Beneficiary occurs.

         6.02 Post-Retirement Survivor Benefit. When a Member dies after his annuity starting date, his Beneficiary or Co-Pensioner shall be entitled to only such benefits, if any, due under the form of benefit paid to the Member upon his retirement.

Article VII  -  Amendment and Termination

         The Company, by action of the Board, may modify, alter, amend or terminate the Plan in whole or in part, except to the extent that such action would result in the reduction of the Accrued Benefit of any Member. Notwithstanding the foregoing, the Company may not amend or terminate the Plan within two (2) years following a Change in Control without the consent of a majority of the Participants.

Article VIII  -  Miscellaneous

         8.01 Withholding. The Member or the Beneficiary shall make appropriate arrangements with the Company for satisfaction of any federal, state or local income tax withholding requirements and Social Security or other employee tax requirements applicable to the payment of benefits under the Plan. If no other arrangements are made, the Company may provide, at its discretion, for such withholding and tax payments as may be required.

         8.02 Unsecured General Creditor. The rights of a Member or his or her Beneficiary to receive payment of any benefits under the Plan shall be and remain no greater than the rights of an unsecured general creditor of the Company. In the event the Company establishes a trust, which it may but shall not be required to do, to hold money or other property of the Company in contemplation of paying benefits under the Plan, such money or other property shall remain subject to the claims of creditors of the Company.

         8.03 Nonassignability. Neither a Member nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt that amounts, if any payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Member or any other person, nor be transferable by operation of law in the event of a Member's or any other person's bankruptcy or insolvency.

         8.04 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Company and the Member, and the Member (or his or her Beneficiary) shall have no rights against the Company except as may be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Member the right to be retained in the service of the Company or to interfere with the right of the Company to discharge him or change his employment status at any time.

         8.05 Not a Bar to Corporate Act. Nothing contained in the Plan shall prevent the Company from engaging in any reorganization, recapitalization, merger, liquidation, sale of assets or other corporate transaction.

         8.06 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

         8.07 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

         8.08 Governing Laws. The provisions of this Plan shall be construed and interpreted according to the internal laws of the Commonwealth of Pennsylvania.

         8.09 Severability. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

         8.10 Notice. Any notice or filing required or permitted to be given to the Company under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Contact should be made with:

                          Supplemental Plan
                           Administrator
                          c/o Chief Financial Officer
                          Aristech Chemical Corporation
                          600 Grant Street
                          Pittsburgh, PA  15230

         8.11 Successor. The provisions of the Plan shall be binding on the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Company, and successors of any such corporation or other business entity.

         8.12 Executive Committee Action. The Executive Committee of the Board shall be authorized to take any action that is within the authority of the Board under this Plan.

Article IX  -  Execution

         In order to record the due adoption of this Plan, as restated effective February 22, 1996, the Company has caused the execution hereof by its authorized officers, as of the 22nd day of February, 1996.

                                          ARISTECH CHEMICAL CORPORATION

ATTEST:

By:____________________________           By:______________________
    General Counsel & Secretary              Chairman of the Board
                                              and Chief Executive
                                              Officer

                                   APPENDIX A
                                   ----------

====================================================================================================================================
        YEARS OF                       STANDARD                           RETROACTIVE
        BENEFIT                         ACCRUAL                           CLIFF BONUS                         CUMULATIVE
      CALCULATION                        RATE                               ACCRUAL                            ACCRUAL
        SERVICE
------------------------------------------------------------------------------------------------------------------------------------
           1                          1.5 percent                          0 percent                          1.5 percent
------------------------------------------------------------------------------------------------------------------------------------
           2                          1.5 percent                          0 percent                          3.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           3                          1.5 percent                          0 percent                          4.5 percent
------------------------------------------------------------------------------------------------------------------------------------
           4                          1.5 percent                          0 percent                          6.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           5                          1.5 percent                          0 percent                          7.5 percent
------------------------------------------------------------------------------------------------------------------------------------
           6                          1.5 percent                          0 percent                          9.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           7                          1.5 percent                          0 percent                         10.5 percent
------------------------------------------------------------------------------------------------------------------------------------
           8                          1.5 percent                          0 percent                         12.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           9                          1.5 percent                          0 percent                         13.5 percent
------------------------------------------------------------------------------------------------------------------------------------
           10                         1.5 percent                         10.0 percent                       25.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           11                         1.5 percent                          0 percent                         26.5 percent
------------------------------------------------------------------------------------------------------------------------------------
           12                         1.5 percent                          0 percent                         28.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           13                         1.5 percent                          0 percent                         29.5 percent
------------------------------------------------------------------------------------------------------------------------------------
           14                         1.5 percent                          0 percent                         31.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           15                         1.5 percent                         12.5 percent                       45.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           16                         1.0 percent                          0 percent                         46.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           17                         1.0 percent                          0 percent                         47.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           18                         1.0 percent                          0 percent                         48.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           19                         1.0 percent                          0 percent                         49.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           20                         1.0 percent                          0 percent                         50.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           21                         1.0 percent                          0 percent                         51.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           22                         1.0 percent                          0 percent                         52.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           23                         1.0 percent                          0 percent                         53.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           24                         1.0 percent                          0 percent                         54.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           25                         1.0 percent                          0 percent                         55.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           26                         1.0 percent                          0 percent                         56.0 percent
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           27                         1.0 percent                          0 percent                         57.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           28                         1.0 percent                          0 percent                         58.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           29                         1.0 percent                          0 percent                         59.0 percent
------------------------------------------------------------------------------------------------------------------------------------
           30*                        1.0 percent                          0 percent                         60.0 percent
------------------------------------------------------------------------------------------------------------------------------------

* and continuing at the rate of 1 percent for each full year of Benefit Calculation Service in excess of 30.